UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TICC CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

TPG Specialty Lending, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TPG Specialty Lending, Inc. (“TSLX”) has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) and an accompanying GOLD proxy card to be used to solicit votes against TICC Capital Corp.’s (the “Company”) proposal to approve a new advisory agreement between the Company and TICC Management, LLC, to take effect upon a change of control of TICC Management, LLC, and certain related proposals, at a special meeting of stockholders of the Company scheduled to be held on October 27, 2015.

On October 5, 2015, TSLX updated certain pages (the “Updated Pages”) of http://www.changeticcnow.com/, a website established by TSLX that contains information regarding the above solicitation. This Schedule 14A filing consists of the following screenshots, which reflect the content of these Updated Pages not previously filed with the SEC.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR GOLD VOTING INSTRUCTION FORM TODAY.

You will need to have your GOLD voting instruction form in hand to vote your shares by Internet or telephone.

VOTE BY INTERNET - www.proxyvote.com

1.	Locate the 16 digit Control Number printed on the GOLD voting instruction form. The Control Number is printed on the right side of the form next to the dark arrow.

2.	Go to the www.proxyvote.com.

3.	Follow the simple instructions on the website to quickly and easily vote your shares.

VOTE BY TELEPHONE - 1-800-454-8683

1.	Using a touch tone phone, call (800) 454-8683.

2.	When prompted, enter your 16 digit Control Number which is printed on the right hand side of your voting instruction form next to the dark arrow.

3.	Follow the simple recorded instructions to quickly and easily vote your shares.

The cut-off to vote your shares by Internet or telephone is 11:59 pm Eastern Standard Time on Monday, October 26, 2015.

VOTE BY MAIL

Mark, sign and date your GOLD voting instruction form and return it in the postage-paid envelope provided to ensure your vote is received prior to the Annual Meeting. Please note: if you voted your shares by Internet or by telephone, you do NOT need to mail back your GOLD voting instruction form.

If you hold shares in more than one account, you will receive a GOLD voting instruction form for each of these accounts. To vote all of the shares you own, you will need to vote every GOLD voting instruction form you receive, each of which will have a unique Control Number.

PLEASE CONTACT MACKENZIE PARTNERS, INC. WITH ANY QUESTIONS ON HOW TO VOTE AT (800) 322-2885.